Exhibit 99.1

TTM Technologies, Inc. Investor Presentation Bear Stearns 18th Annual Technology Conference Tuesday, June 12, 2007

Kent Alder - President and Chief Executive Officer, TTM TTM and Industry Overview This presentation contains forward-looking statements that relate to future events or performance. These statements reflect the company's current expectations, and the company does not undertake to update or revise these forward-looking statements, even if experience or future changes make it clear that any projected results expressed or implied in this or other company statements will not be realized. Furthermore, readers are cautioned that these statements involve risks and uncertainties, many of which are beyond the company's control, which could cause actual results to differ materially from the forward-looking statements. These risks and uncertainties include, but are not limited to, the company's dependence upon the electronics industry, the company's dependence upon a small number of customers, general economic conditions and specific conditions in the markets TTM addresses, the unpredictability of and potential fluctuation in future revenues and operating results, increased competition from low-cost foreign manufacturers, and other "Risk Factors" set forth in the company's most recent SEC filings.

Company History December 1998 Leveraged recapitalization with Thayer Capital / Brockway Moran. Borrowed $63 million of new debt July 1999 Acquired Power Circuits for $98 mm. Transaction financed with debt, resulting in proforma leverage of $133 mm (4.7x LTM EBITDA) December 1999 Changed name to TTM Technologies February 2002 $53.6 mm secondary offering December 2002 Acquired Honeywell ACI for $1.00 September 2003 $151.8 mm secondary offering March 2005 47,000 SF expansion of Chippewa Falls facility October 2006 Acquired Tyco PCG for $225.6 mm. Transaction financed with $200 million of debt Incorporated in 1998, TTM has a proven track record of executing successful transactions, including debt and equity capital raises and acquisitions 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 TTM has successfully operated as a leveraged entity September 2000 IPO on NASDAQ raising $120 mm Company Overview Largest North American PCB Manufacturer Strategically focused Time - Technology - Mix - Aerospace/Defense Diversified customer base

PCB Market Overview The $45 billion global PCB market is projected to grow at 5% through 2011 Global PCB Market Forecast PCB Production by Region Global PCB End-Market Analysis Source: Prismark Partners, 2006 The $5.0 billion North American PCB segment represents approximately 10% of the global market End-Market Growth 2006-2011E CAGR Note: Figures are in $ millions 2006 Data

North American PCB Market Overview TTM now holds the #1 market share position in North America Larger, well-capitalized players with focused strategies, significant scale and advanced technology capability are positioned to benefit from on-going industry consolidation North American industry capacity has declined significantly since 2000 Total number of PCB manufacturers reduced by approximately 50% Only 5 companies have over $100 million in sales The $5.0 billion North American PCB market is highly fragmented Fragmented North American Market North American Market Share Analysis Source: 2006 FabFile Online "Pure Play" (Independent) Integrated EMS TTM EIT Merix Sanmina-SCI DDi Total: 466 PCB Companies > $100mm $20 to $99mm $11 to $19mm $0 to $10mm Source: N.T. Information Ltd 2006 and Company Estimates Note: Others include all companies with 1% or less market share. Based on total market size of $5.0 billion 3M & Photocircuits closed in 2007 TTM based on 2006 proforma revenue including Tyco Printed Circuit Group

U.S. Aerospace/Defense PCB Market Source: Facility data from Harvey Miller FabFile, 2006 and Company estimates. Total market size from Henderson Ventures 24 Facilities: $5 - $9 Million 1 Facility: $80+ Million 13 Facilities: $10 - $19 Million Total: 155 Aerospace / Defense Facilities 33% of All North American PCB Facilities are Aerospace / Defense 112 Facilities: Under $5 Million TTM's Stafford Facility 5 Facilities: $20 - $79 Million TTM is the clear leader in the fragmented U.S. defense market TTM's Santa Clara Facility TTM's San Diego Facility Top Players' Market Share TTM 21% FTG 6% DDi 4% Amphenol 4% Teledyne 3% Top 5 37% Top 10 48%

Low (< 100) Medium (100 < 1,000) High (> 1,000) PCB Competitive Landscape Technology Level Panel Volume (lots) 9-15 layers, standard materials 16+ layers, exotic materials Asian focus 0-8 layers, standard materials TTM competitive markets Specialized communications High-end aerospace / defense Semicap equipment Medical equipment Aerospace / defense Instrumentation Industrial equipment Misc. industrial equipment Low-end aerospace / defense High-end servers Telecom infrastructure High-end networking Low-end servers High-end computers PCs Computer peripherals Limited product application Cell phones Advanced PDAs Power supplies PCs Computer peripherals Automotive Consumer electronics Advanced technology, quick-turn and aerospace/defense segments are well-protected in North America Quick-turn

Competitive Strengths Limited competition / high entry barriers Leading market position in most attractive PCB segments Advanced / integrated manufacturing platform provides one-stop solution Time-critical and highly complex manufacturing services through advanced technology expertise Leading quick-turn platform provides critical services for new product introduction across diverse end-markets Products / services support all stages of an electronic product's life cycle - from prototype through volume production Focused facility specialization strategy - speed, flexibility, technology Difficult business model to replicate Significant technology expertise, employee training and investment required Limited threat from Asian competition in quick-turn, high layer-count and defense markets Leading customers in diverse end-markets Strong relationships with leading OEM and EMS customers Significant active customers across telecom, computing, industrial and military markets Long-standing relationships with top customers Industry-leading financial performance Profitable business model across cycle Superior margins / operating metrics to competition Strong, consistent cash flow generation, even during protracted downturn from 2001-02 Experienced management team with proven execution track record Seasoned management team led by CEO with 26 years of industry experience Focused strategy has provided growth / stability across cycle Proven ability to integrate acquisitions Prudent Balance Sheet Management Moderate pro forma credit profile - total leverage of approximately 1.4x LTM 4/2/07 Adjusted EBITDA Strong asset coverage Minimal near-term maturities - limited debt service requirements Strong liquidity - approximately $85 million of cash and availability under new Revolver

TTM's Strategy Financial Strength Focus on operational excellence Superior asset management and strong balance sheet Successful integration of opportunistic acquisitions Aerospace / Defense #1 North America Supplier Rigid Flex and speciality P.C.B. products Backplane and sub Assembly Time Dedicated ultra-short lead time capability (<24 hours available) Dedicated, highly flexible, ramp-to- volume production in <10 days High-mix complex technology production with standard delivery Industry-Leading Execution and Financial Results Strong Long-Term Outlook Technology High performance, technologically complex PCBs Advanced manufacturing processes & technology expertise Industry-leading average layer count of 20+ at Chippewa Falls facility

EBITDA Margin Benchmarking Relative to its peers, TTM has been more effective at managing through PCB business cycles

Acquisition Strategy Acquisition Strategy North America Asia Leading Position in Attractive Market Segments Low Cost Advantage Position Aerospace/Defense End Market QTA/Consolidation High Technology Specialty Volume, Commercial Product Technology-One Step Below Chip Falls

Tyco Acquisition Rationale Combines two leading North American PCB players TTM is the leader in time and technology Former Tyco PCG is the leader in aerospace/defense Synergy opportunities (personnel, materials) Improved operations with PCB focus Leading North American PCB player with defensible market positions Former Tyco PCG's leadership position is the premier platform to enter / consolidate the aerospace/defense market End market/End customer diversification Consistent with TTM's facility specialization strategy Entree into China via former Tyco PCG's Shanghai facility Diversification Transformational acquisition that doubles TTM's financial metrics Pro forma scale increases strategic options Ability to enhance margins through operating efficiencies Significant financial scale

Doug Soder - Executive Vice President, TTM Company Overview - TTM Technologies

1 Stafford, CT 3 San Diego, CA Military / Aerospace: Quick Turn: 4 Los Angeles, CA High Mix Production: Chippewa Falls, WI 2 Santa Clara, CA Santa Ana, CA 10 1 7 2 4 9 Facility Footprint Backplane Assembly: Redmond, WA 7 Logan, UT 9 Hayward, CA 11 Stafford Springs, CT 10 Shanghai, China 3 11 United States China 5 6 8 8 5 6

Key Customers by End Market TTM serves over 1,087 active customers across a broad range of end-markets Networking / Communications Computing / Storage / Peripherals Medical / Industrial Instrumentation / Other Aerospace / Defense Enterprise routers and switches Wireless base stations and cell phones Semiconductor technology for broadband communications Fiber optic transponders Mainframes, servers and storage systems DRAM and FLASH memory products targeted to OEM's Industrial controls and power generation systems Insulin delivery systems Thermal weapons sight (infrared scopes) Rugged, secure radios for military applications Semiconductor technology across all end markets Workstations 43% 13% 16% 28% Selected Key Customers Selected Applications 1Q07 Sales Vision instruments for industrial automation Portable ultrasound devices Secure phones for military, police and government In flight entertainment systems

Customer Concentration (US$ in thousands) Top Customers 7.6% 4.6% 4.3% 3.6% 3.5% 23.6% 100.0% $13,589 8,182 7,664 6,465 6,349 $42,249 $178,985 Note: Figures are gross sales for 1Q 2007

Industry-Leading Quick-Turn Capability 24 Hours 3 Days 5 Days 10 Days 11-20 Days Std. Delivery Quick-Turn Revenue (^ 10 days) ~17% 2006 ~15% Q1 2007 Dedicated ultra-short lead-time capability (< 24 hours available) Dedicated, highly flexible, ramp-to-volume production in < 10 days Quick-Turn Business Mix Price by Delivery Time Standard 114 QTA 20 TTM's leading quick-turn platform generates premium pricing, while serving as a platform to attract new customers Note: 1Q 2007 Data

Quarterly Adjusted EBITDA Strong Adjusted EBITDA margins facilitate consistent generation of positive free cash flow TTM has consistently generated positive cash flow, even in the protracted industry downturn from 2001-2003 The North American Printed Circuit Board market has stabilized significantly since the downturn as capacity has been rationalized and commodity PCB production has migrated to Asia Note: 1 EBITDA in public filings differs from Adjusted EBITDA above due to extraordinary gains, interest income and other, restructuring charges, loss contingency accrual charge, and stock based compensation expense

Largest player in North America with significant size and scale Leading market position in most attractive PCB segments Summary Diversified revenue base Leading market positions in advanced technology / high layer-count, quick-turn, and aerospace/defense segments Limited competition with high barriers to entry Focused strategy has provided growth and stability across cycle Acquisition results in significantly more diversified pro forma company Balanced end-market exposure Leading OEM customers with minimal revenue concentration #1 market share position in highly fragmented North American market Competitive advantage given improved purchasing leverage, customer credentials, and internal growth potential from resource sharing Industry-leading financial performance Superior margins/operating metrics to competition Strong, consistent cash flow generation Strong balance sheet Experienced management team with proven execution track record Seasoned management team lead by CEO with 26 years of industry experience Strong, long-term customer and supplier relationships Proven ability to integrate acquisitions

Steve Richards - Chief Financial Officer, TTM Historical Financials - TTM Technologies

Annual Sales 1998 1999 2000 2001 2002 2003 2004 2005 2006 78.5 106.4 203.7 129 89 180.3 240.7 240.2 369.3 ($ in millions) Acquisition Advanced Circuits (12/26/02) Acquisition Power Circuits (7/14/99) Acquisition Tyco PCG (10/27/06)

Historical Revenue, Adjusted EBITDA and Unlevered Free Cash Flow ($ in millions) Revenue Adjusted EBITDA and Unlevered Free Cash Flow

Quarterly Results And Estimates ($ in millions, except per share data)

Historical Income Statement

Historical Balance Sheet

TTM Technologies, Inc. Investor Presentation Bear Stearns 18th Annual Technology Conference Tuesday, June 12, 2007